UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.     )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12
SJW Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

April 6, 2015

Dear Shareholders:

You have previously received proxy materials in connection with SJW Corp.’s annual shareholder meeting to be held on April 29, 2015. According to our latest records, your proxy vote for this meeting has not yet been received.

At this meeting you are being asked, among other things, to approve the reincorporation of SJW Corp. from California to Delaware as more fully described in the proxy statement that was previously mailed or provided to you. The Board of Directors approved this proposal and unanimously recommends you vote FOR the proposal.

Your vote is important to approve the proposal. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote. Accordingly, if you do not vote, it will have the effect of a vote against this proposal. Your broker allows you to vote your shares telephonically or via the internet if you wish. Follow the instructions on the enclosed proxy card to cast your vote. Remember, your broker cannot vote your shares until you instruct him or her to do so.

If you have not already done so, please vote today.

Thank you in advance for your support.

BY ORDER OF THE BOARD OF DIRECTORS

W. Richard Roth
President, Chief Executive Officer and
Chairman of the Board

If you have any questions, or require assistance in voting your proxy, please call our proxy solicitor Georgeson Inc., toll free at (888) 877-5373

SJW CORP.
ANNUAL MEETING OF SHAREHOLDERS
APRIL 29, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Annual Meeting of Shareholders to be held on April 29, 2015, and the accompanying proxy statement, and appoints W. Richard Roth and James P. Lynch, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of SJW Corp. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of SJW Corp. to be held on April 29, 2015, at 9:00 AM Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
Continued and to be signed on the reverse side.

NAME:	CONTROL #:	SHARES:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS  ☒.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Form of Proxy and the Annual Report for the year ended on December 31, 2014 are available at
http://www.rrdezproxy.com/2015/SJWCorp/

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
SJW CORP.
The Board of Directors recommends you vote FOR the following:

1. Election of Directors

		NOMINEES:
☐	For All	01	K. Armstrong

☐	Withhold All	02	W. J. Bishop

☐	For All Except	03	M. L. Cali

		04	D. R. King

		05	D. B. More

		06	R. B. Moskovitz

		07	G. E. Moss

		08	W. R. Roth

		09	R. A. Van Valer

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following proposals:

	FOR	AGAINST	ABSTAIN

2. Approve the reincorporation of SJW Corp. from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

3. Ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for fiscal year 2015.	☐	☐	☐

NOTE: Act upon such other business as may properly come before the annual meeting or any adjournment of postponement thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date